CHAIRMAN'S MESSAGE

Your Fund's Objective:

     The Franklin Money Fund seeks to provide a high level of current income, consistent with liquidity and preservation of capital. The fund invests all of its assets in the shares of The Money Market Portfolio (the Portfolio), which has the same investment objective. The Portfolio, in turn, invests in various money market instruments such as U.S. government securities and other U.S. dollar-denominated securities. The fund attempts to maintain a stable net asset value of $1.00 per share.1


                                                               February 18, 1997

Dear Shareholder:

     We are pleased to bring you the Franklin Money Fund's semi-annual report for the period ended December 31, 1996.

     One key event that occurred at the close of the reporting period was that Templeton Money Fund merged into Franklin Money Fund. We welcome the fund's new shareholders.

     Moderate economic growth and mild inflation characterized the six months under review. This relatively stable environment eliminated the need for the Federal Reserve Board (Fed) to adjust monetary policy, and the federal funds rate (the interest rate banks charge each other for overnight loans) remained at 5.25% throughout the period.

1. Please remember, an investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution, and there can be no assurance that the fund will be able to maintain a net asset value of $1.00 per share.


Since we maintained a relatively neutral-weighted average maturity during the reporting period, the fund's seven-day yield reflected the stable federal funds rate. The fund's seven-day effective yield began the period at 4.76% and finished the period at 4.88%.

Looking forward, we expect the economy to proceed on its path of slow growth without the threat of higher inflation. Assuming these conditions continue, the Fed should have little reason to make any policy moves, and we believe short-term rates are likely to remain stable. However, changes in monetary policy are linked to the performance of the economy, and if the economy strengthens, the Fed may raise short-term interest rates in an effort to control potentially accelerating inflation.

This discussion reflects the strategies we employed for the fund during the six months under review and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the fund. Since the fund's objective is to provide shareholders with a high-quality, conservative investment, we do not invest in leveraged derivatives or other potentially volatile securities that we believe involve undue risk.

As a Franklin Money Fund shareholder, you continue to benefit from convenient, easy access to your money, and a high degree of credit safety. You can also enjoy a wide range of services, including draft writing for amounts of $100 or more, free draft books, and access to TeleFACTS(R), our around-the-clock automated customer service line.

This year marks 50 years of business for Franklin Templeton. Over these years, we have experienced profound changes in technology, regulations and customer expectations within the mutual fund industry. As one of the largest mutual fund families, we're proud to be an innovative industry leader, providing people like you with an opportunity to invest in companies and governments around the globe. We thank you for your past support and look forward to serving your investment needs in the years ahead.

Sincerely,




Charles B. Johnson
Chairman
Franklin Money Fund


Performance Summary

Franklin Money Fund
December 31, 1996

Seven-day annualized yield    4.77%
Seven-day effective yield*    4.88%

*The seven-day effective yield assumes the compounding of daily dividends, and reflects fluctuations in interest rates on portfolio investments, as well as fund expenses. Yields should be viewed in terms of the current, low rate of inflation -- just as high inflation usually results in higher yields, low inflation often results in lower yields. Past performance is not predictive of future results.

Franklin Advisers, Inc., the fund's administrator and the manager of the fund's underlying portfolio, has agreed in advance to waive a portion of its fees, which reduces expenses and increases yield to shareholders. Without these reductions, the fund's yield would have been lower. The fee waiver may be discontinued at any time upon notice to the fund's Board of Directors.

FRANKLIN MONEY FUND

     Statement of Investments in Securities and Net Assets, December 31, 1996 (unaudited)

                                                                           Value
 Shares                                                                 (Note 1)
              Mutual Funds 99.8%
1,217,967,196 The Money Market Portfolio (Note 1) ................$1,217,967,196
                                                                  --------------
                  Total Investments (Cost $1,217,967,196) 99.8%    1,217,967,196
                      Other Assets and Liabilities, Net 0.2% .....     1,908,748
                                                                  --------------
                      Net Assets  100.0% ........................$1,219,875,944
                                                                 ===============

     At December 31, 1996, there was no unrealized appreciation or depreciation for financial statement or income tax purposes.

     The accompanying notes are an integral part of these financial statements.


FRANKLIN MONEY FUND

Financial Statements

Statement of Assets and Liabilities
December 31, 1996 (unaudited)

Assets:
 Investment in securities, at value and cost                      $1,217,967,196
 Cash                                                                  2,476,930
                                                                  --------------
      Total assets                                                 1,220,444,126
                                                                  --------------

Liabilities:
 Payables:
  Administration fees                                                    312,961
  Shareholder servicing costs                                            165,307
  Capital shares repurchased                                              63,168
  Accrued expenses and other liabilities                                  26,746
                                                                  --------------
      Total liabilities                                                  568,182
                                                                   -------------

Net assets (equivalent to $1.00 per share based on
 1,219,875,944 shares of
capital stock outstanding)                                        $1,219,875,944
                                                                 ===============

Statement of Operations
for the six months ended December 31, 1996 (unaudited)

Investment income:
 Dividends                                             $32,842,025
Expenses:
 Administration fees (Note 5)                           $1,840,521
 Shareholder servicing costs
  (Note 5)                                               1,046,420
 Reports to shareholders                                   563,201
 Registration fees                                          86,390
 Directors' fees and expenses                               44,693
 Professional fees                                          14,640
 Other                                                      13,414
                                                    --------------

      Total expenses                                                   3,609,279
                                                                  --------------

Net investment income                                                $29,232,746
                                                                 ===============

Statements of Changes in Net Assets for the six months ended December 31, 1996 (unaudited) and the year ended June 30, 1996

                                               Six Months              Year
                                                ended                  ended
                                           December 31, 1996       June 30, 1996
                                          -------------------   ----------------
Increase (decrease) in net assets:
Operations:
 Net investment income                  $ 29,232,746                $ 53,719,001
Distributions to
 shareholders from
net investment income                    (29,232,746)               (53,719,001)
Increase in net assets
 from capital share
 transactions (Note 2)                    47,237,320                 153,672,341
                                        ------------                ------------
Net increase
 in net assets                            47,237,320                 153,672,341
Net assets (there is
 no undistributed net
 investment income
 at beginning or end
 of period):
Beginning of
 period                                1,172,638,624              1,018,966,283
                                      --------------              --------------
End of period                         $1,219,875,944              $1,172,638,624
                                      ==============             ===============

     The accompanying notes are an integral part of these financial statements.

FRANKLIN MONEY FUND

Notes to Financial Statements (unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Franklin Money Fund (the Fund) is a no-load, open-end, diversified management investment company (mutual fund), registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is high current income consistent with capital preservation and liquidity.

The Fund invests substantially all of its assets in The Money Market Portfolio (the Portfolio), which is a no-load, open-end, diversified management investment company having the same investment objectives as the Fund. The financial statements of the Portfolio, including the Statement of Investments in Securities and Net Assets, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Security Valuation:

The Fund holds Portfolio shares that are valued at its proportionate interest in the net asset value of the Portfolio. At December 31, 1996, the Fund owned 79.54% of the Portfolio.

b. Income Taxes:

The Fund intends to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to its shareholders which will be sufficient to relieve it from income and excise taxes.

c. Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification.

d. Investment Income, Expenses and Distributions:

Net investment income includes income, calculated on an accrual basis, and estimated expenses which are accrued daily. The total available for distributions is computed daily and includes the net investment income, plus or minus any gains or losses on security transactions and any changes in unrealized portfolio appreciation or depreciation.

Distributions are normally declared each day the New York Stock Exchange is open for business, equal to the total available for distribution (as defined above), and are payable to shareholders of record as of the close of business the preceding day. Such distributions are automatically reinvested daily in additional shares of the Fund at net asset value.

e. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. CAPITAL STOCK

At December 31, 1996, there were 5,000,000,000 shares of $.10 par value capital stock authorized. Transactions in the Fund's shares at $1.00 per share were as follows:



                                                                   Six Months             Year
                                                                      ended              ended
                                                               December 31, 1996     June 30, 1996
                                                              ------------------     ---------------
         Shares sold...................................       $ 1,398,828,398       $2,415,077,056
         Shares issued in reinvestment of distributions            29,159,688           53,666,653
         Shares redeemed..................                     (1,380,750,766)      (2,315,071,368)
                                                               ----------------    -----------------
         Net increase (decrease)..........                       $ 47,237,320        $ 153,672,341
                                                                ==============   ===================

3. CAPITAL LOSS CARRYOVERS

At June 30, 1996, for tax purposes, the Fund had capital loss carryovers as follows:

                Capital loss carryovers expiring in:   2001.....$ 763
                                                       2002......4,038
                                                                 -----
                                                                $4,801
                                                                 =====

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities for the six months ended December 31, 1996 aggregated $392,973,706 and $348,777,856, respectively.

5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

a. Administration Agreement:

     Under the terms of an administration agreement, Franklin Advisers, Inc. (Advisers), provides various administrative, statistical, and other services, and receives fees computed monthly based on the average daily net assets of the Fund as follows:

                Annualized Fee Rate      Average Daily Net Assets
                ------------------       -------------------------------
                   0.455%                First $100 million
                   0.330%                Over $100 million, up to and including $250 million
                   0.280%                Over $250 million

b. Shareholder Services Agreement:

Under the terms of a shareholder services agreement with Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund pays costs on a per shareholder account basis. Shareholder servicing costs incurred by the Fund for the six months ended December 31, 1996 are noted in the Statement of Operations, all of which was paid to Investor Services.

c. Other Affiliates and Related Party Transactions:

Certain officers and directors of the Fund are also officers and/or directors of Advisers, Investor Services (all wholly-owned subsidiaries of Franklin Resources, Inc.), and of the Portfolio.


6. SUBSEQUENT EVENT

On January 1, 1997, the Fund acquired all the net assets ($111,973,848) of Templeton Money Fund pursuant to a merger approved by the shareholders of the Templeton Money Fund on December 31, 1996.


7. FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the period are as follows:

                                             Six Months
                                               ended      Year ended June 30         Year ended November 30
                                                             -------------------     ----------------------
                                           Dec. 31, 1996      1996   1995+++    1994    1993    1992
                                           --------------    ------  --------   -----   -----   -----
 Per Share Operating Performance
Net asset value at beginning of period          $1.00        $1.00   $1.00      $1.00  $1.00   $1.00
                                                -----        -----   ----       -----  -----   -----
Net investment income ......                      .024         .049    .030       .032   .023    .031
Distributions from net investment income         (.024)       (.049)  (.030)     (.032) (.023)  (.031)

Net asset value at end of period                 $1.00        $1.00  $1.00      $1.00   $1.00  $1.00
                                                =======       ====== =======    ======  ====== =======
Total Return* ..............                      2.43%        4.99%  3.07%      3.28%   2.36%  3.12%
Ratios/Supplemental Data
Net assets at end of period (in 000's)     $1,219,876   $1,172,639 $1,018,966 $1,124,223 $1,040,026 $1,101,571
Ratio of expenses to average net assets++          .74%+**      .75%** .80%+**    .91%**  .80%   .79%
Ratio of net investment income
to average net assets ............                4.81%+       4.86%  5.19%+     3.23%   2.32%  3.08%

*Total return measures the change in value of an investment over the periods indicated. It is not annualized. It assumes reinvestment of dividends and capital gains at net asset value.
+Annualized
++Effective with fiscal year 1994, the expense ratio includes the Fund's share of the Portfolio's allocated expenses.
+++For the seven months ended June 30, 1995.
++++For the six months ended December 31, 1996.
**Advisers agreed in advance to waive a portion of its management fees incurred by the Portfolio during the periods indicated and a portion of its administration fees incurred by the Fund for 1994 and 1995, and a portion of the management fees incurred by the Portfolio in 1996. Had such action not been taken, the Fund's ratio of expenses to average net assets would have been as follows:


                                                    Ratio of
                                                    Expenses
                                                   to Average
                                                  Net Assets++

                  1994.............................    .93%
                  1995+++..........................    .82
                  1996.............................    .76
                  1996++++.........................    .75+

THE MONEY MARKET PORTFOLIOS

Statement of Investments in Securities and Net Assets, December 31, 1996 (unaudited)

  Face                                                                                      Value
 Amount       The Money Market Portfolio                                                  (Note 1)
             aShort Term Investments   85.5%
              Certificates of Deposit 35.7%
$32,000,000   ABN-AMRO Bank NV, Chicago Branch, 5.53% - 5.76%, 03/06/97 - 03/18/97......$  31,997,862
 25,000,000   Australia & NZ Banking Group, New York Branch, 5.37%, 02/12/97 ...........   25,000,000
 45,000,000   Bank of Nova Scotia, Portland Branch, 5.47% - 5.58%, 01/24/97 - 03/20/97..   45,000,000
 25,000,000   Banque Nationale de Paris, New York Branch, 5.37%, 01/14/97...........       25,000,000
 25,000,000   Bayerische Landesbank, New York Branch, 5.41%, 05/07/97 ............         25,000,670
 25,000,000   Bayerische Vereinsbank, New York Branch, 5.75%, 01/07/97...............      25,000,000
 50,000,000   Credit Agricole, Chicago Branch, 5.40% - 5.47%, 05/05/97 - 05/27/97.....     50,000,000
 25,000,000   Den Danske Bank, New York Branch, 5.37%, 02/05/97 .................          25,000,120
 45,000,000   Deutsche Bank, AG, New York Branch, 5.39% - 5.76%, 01/02/97 - 04/07/97....   45,000,661
 15,000,000   Dresdner Bank, AG, New York Branch, 4.94%, 01/06/97 ........................ 14,998,629
 50,000,000 National Westminster Bank, Plc., New York Branch, 5.51% - 5.80%,
            01/27/97 - 03/10/97 .......................................................... 50,000,000
25,000,000 Rabobank Nederland, NV, New York Branch, 5.46%, 04/18/97  ..................... 25,000,729
45,000,000 Societe Generale, New York Branch, 5.37% - 5.38%, 01/08/97 - 02/18/97           45,000,000
70,000,000 Svenska Handelsbanken, New York Branch, 5.38% - 5.48%, 03/21/97 - 03/28/97  ....70,001,588
45,000,000 Westpac Banking Corp., New York Branch, 5.40% - 5.43%, 03/11/97 - 05/12/97......45,000,000
                                                                                           ----------
                 Total Certificates of Deposit (Cost $547,000,259)                        547,000,259
                                                                                          -----------
           Commercial Paper 49.8%
42,752,000 Abbey National North America, 5.28% - 5.32%, 03/11/97 - 03/17/97                42,297,795
50,000,000 American Express Credit Corp., 5.28% - 5.30%, 01/28/97 - 03/19/97............   49,618,292
20,000,000 Ameritech Corp., 5.34%, 03/07/97 ..................... ......................   19,807,167
25,000,000 ANZ (DE), Inc., 5.27%, 03/24/97 .............................................   24,699,903
45,000,000 Associates Corp. of North America, 5.28% - 5.32%, 01/22/97 - 03/26/97           44,629,933
40,000,000 BIL North America, Inc., 5.33%, 01/07/97 - 01/15/97 ........................... 39,934,855
20,000,000 Canadian Imperial Holdings, Inc., 5.317%, 01/06/97 ............................ 19,985,231
30,000,000 Cheltnham & Gloucester, Plc., 5.30% - 5.32%, 01/15/97 - 03/24/97..............  29,737,867
25,000,000 CIESCO, L.P., 5.32%, 01/10/97 ................................................. 24,966,750
30,000,000 Commonwealth Bank of Australia, 5.325% - 5.37%, 01/21/97 - 03/17/97............ 29,828,958
70,000,000 General Electric Capital Corp., 5.29% - 5.59%, 02/06/97 - 05/02/97............. 69,275,095
70,000,000 Generale Bank, Inc., 5.325% - 5.43%, 01/03/97 - 03/12/97....................... 69,551,313
50,000,000 Goldman Sachs Group, L.P., 5.34% - 5.35%, 03/14/97 - 03/20/97 ................. 49,443,208
15,000,000 Kingdom of Sweden, 5.32%, 01/21/97 ............................................ 14,955,666
70,000,000 Merrill Lynch & Co., Inc., 5.30% - 5.33%, 02/19/97 - 03/13/97...................69,363,438
50,000,000 Morgan Stanley Group, Inc., 5.34%, 03/18/97 - 03/25/97 .........................49,410,375
45,345,000 National Rural Utilities Cooperative Finance Corp., 5.31%, 01/09/97 -01/17/97...45,261,992
45,000,000 Toyota Motor Credit Corp., 5.31% - 5.32%, 01/08/97 - 01/16/97.................. 44,923,934
25,000,000 Westpac Capital Corp., 5.32%, 01/13/97 ........................................ 24,955,668
                                                                                         -------------
                 Total Commercial Paper (Cost $762,647,440)...............................762,647,440
                                                                                         -------------
                 Total Investments before Repurchase Agreements (Cost $1,309,647,699)...1,309,647,699
                                                                                        -------------
            bReceivables from Repurchase Agreements  14.1%

$14,810,000 Bear, Stearns & Co., Inc., 6.65%, 01/02/97 (Maturity Value $15,005,542)
            Collateral: U.S. Treasury Notes, 6.25%, 07/31/98 ........................... $ 15,000,000
14,815,000  CIBC Wood Gundy Securities Corp., 6.70%, 01/02/97 (Maturity Value $15,005,583)
            Collateral: U.S. Treasury Notes, 6.25%, 07/31/98 ............................  15,000,000
87,793,000  J.P. Morgan Securities, Inc., 6.60%, 01/02/97 (Maturity Value $85,971,511)
            Collateral: U.S. Treasury Bills, 01/16/97 - 12/11/97
            U.S. Treasury Notes, 6.75%, 05/31/99 ......................................... 85,940,000
87,225,000  Morgan Stanley & Co., Inc., 6.28%, 01/02/97 (Maturity Value $84,964,633)
            Collateral: U.S. Treasury Notes, 5.75%, 12/31/98 ............................. 84,935,000
13,910,000  UBS Securities, L.L.C., 6.75%, 01/02/97 (Maturity Value $15,005,625)
            Collateral: U.S. Treasury Notes, 7.875%, 08/15/01 ............................ 15,000,000
                                                                                           ----------
                 Total Receivables from Repurchase Agreements (Cost $215,875,000)........ 215,875,000
                                                                                          -----------
                     Total Investments (Cost $1,525,522,699) 99.6% .....................1,525,522,699
                     Other Assets and Liabilities, Net 0.4%.............................   5,681,264
                                                                                        -------------
                     Net Assets  100.0% ...............................................$1,531,203,963
                                                                                      ===============

At December 31, 1996, there was no unrealized appreciation or depreciation for financial statements or income tax purposes.

PORTFOLIO ABBREVIATIONS:
L.L.C. -     Limited Liability Corp.
L.P.   -     Limited Partnership

aCertain short-term securities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. bFace amount for repurchase agreements is for the underlying collateral.

The accompanying notes are an integral part of these financial statements.

THE MONEY MARKET PORTFOLIOS

Statement of Investments in Securities and Net Assets, December 31, 1996 (unaudited)


  Face                                                                                          Value
 Amount    The U.S. Government Securities Money Market Portfolio                               (Note 1)
           aShort Term Government Securities 100.1%



           Government Securities 14.7%
$40,000,000 U.S. Treasury Bills, 5.05% - 5.135%, 02/06/97 - 05/22/97 (Cost $39,497,317)........$ 39,497,317
                                                                                               ------------
            bReceivables from Repurchase Agreements  85.4%
10,116,000  Aubrey G. Lanston & Co., Inc., 6.80%, 01/02/97 (Maturity Value $10,503,967)
             Collateral: U.S. Treasury Notes, 7.875%, 01/15/98 ..................................10,500,000
10,755,000  B.A. Securities, Inc., 6.20%, 01/02/97 (Maturity Value $10,503,617)
            Collateral: U.S. Treasury Notes, 5.25%, 12/31/97 ...................................10,500,000
10,335,000  Bear, Stearns & Co., Inc., 6.65%, 01/02/97 (Maturity Value $10,503,879)
            Collateral: U.S. Treasury Notes, 6.50%, 08/31/01 ...................................10,500,000
10,730,000  Barclays de Zoete Wedd Securities, Inc., 6.50%, 01/02/97 (Maturity Value $10,503,792)
            Collateral: U.S. Treasury Notes, 5.75%, 12/31/98 ...................................10,500,000
10,500,000  Chase Securities, Inc., 6.40%, 01/02/97 (Maturity Value $10,503,733)
            Collateral: U.S. Treasury Notes, 6.875%, 03/31/97 ..................................10,500,000
10,370,000  CIBC Wood Gundy Securities Corp., 6.70%, 01/02/97 (Maturity Value $10,503,908)
            Collateral: U.S. Treasury Notes, 6.25%, 07/31/98 ...................................10,500,000
9,555,000   Citicorp Securities, Inc., 6.75%, 01/02/97 (Maturity Value $10,503,938)
            Collateral: U.S. Treasury Notes, 8.75%, 08/15/00 ...................................10,500,000
24,500,000  J.P. Morgan Securities, Inc., 6.50%, 01/02/97 (Maturity Value $24,508,847)
            Collateral: U.S. Treasury Bills, 01/02/97 ..........................................24,500,000
40,000,000  J.P. Morgan Securities, Inc., 6.60%, 01/02/97 (Maturity Value $40,014,667)
            Collateral: U.S. Treasury Bills, 01/02/97 ..........................................40,000,000
35,000,000  Morgan Stanley & Co., Inc., 6.28%, 01/02/97 (Maturity Value $35,012,211)
            Collateral: U.S. Treasury Bills, 01/02/97 ..........................................35,000,000
24,075,000  Morgan Stanley & Co., Inc., 6.28%, 01/02/97 (Maturity Value $24,083,400)
            Collateral: U.S. Treasury Bills, 01/02/97 ..........................................24,075,000
10,355,000  Nomura Securities International, Inc., 6.00%, 01/02/97 (Maturity Value $10,503,500)
            Collateral: U.S. Treasury Notes, 6.75%, 06/30/99 ...................................10,500,000
10,475,000  SBC Warburg, Inc., 6.80%, 01/02/97 (Maturity Value $10,503,967)
               Collateral: U.S. Treasury Notes, 6.00%, 08/31/97 ................................10,500,000
10,539,000  UBS Securities, L.L.C., 6.75%, 01/02/97 (Maturity Value $10,503,938)
            Collateral: U.S. Treasury Notes, 4.75%, 02/15/97 ...................................10,500,000
                                                                                               ------------
                 Total Receivables from Repurchase Agreements (Cost $228,575,000) .............228,575,000
                                                                                              -------------
                     Total Investments (Cost $268,072,317)100.1% ..............................268,072,317
                     Liabilities in excess of Other Assets, Net(0.1%).............................(319,309
                                                                                              -------------
                     Net Assets  100.0%.......................................................$267,753,008
                                                                                              =============

At December 31, 1996, there was no unrealized appreciation or depreciation for financial statement or income tax purposes.

PORTFOLIO ABBREVIATIONS:
L.L.C. - Limited Liability Corp.

aCertain short-term securities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. bFace amount for repurchase agreements is for the underlying collateral.

The accompanying notes are an integral part of these financial statements.

THE MONEY MARKET PORTFOLIOS

Financial Statements

Statement of Assets and Liabilities
December 31, 1996 (unaudited)

                                               The U.S.
                                               Government
                         The Money           Securities Money
                         Market Portfolio    Market Portfolio
                       -----------------   ------------------
Assets:
 Investment in
 securities, at
 value and cost         $1,309,647,699        $ 39,497,317
 Receivables from
 repurchase
 agreements, at
 value and cost            215,875,000         228,575,000
 Cash                          668,468               7,545
 Receivables:
  Interest                   5,974,682              41,181
                            ----------            ---------
      Total assets       1,532,165,849          268,121,043
                         -------------          -----------
Liabilities:
 Payables:
  Capital shares
   repurchased                 764,821              345,520
  Management fees              186,603               11,289
  Distributions to
   shareholders                  --                     252
 Accrued expenses
  and other liabilities         10,462               10,974
                               -------              --------
      Total liabilities        961,886              368,035
                               -------              --------
Net assets, at value    $1,531,203,963         $267,753,008
                        ==============         =============
Shares outstanding       1,531,203,963          267,753,008
                        ==============         =============
Net asset value
 per share                       $1.00                $1.00
                         =============           ==========

Statement of Operations
for the six months ended December 31, 1996 (unaudited)

                                                        The U.S.
                            The Money                 Government
                              Market                Securities Money
                          Market Portfolio          Market Portfolio
                      --------------------        -------------------
Investment income:
 Interest                 $45,035,668                 $7,410,912
                     ---------------------        --------------------
Expenses:
 Management fees
 (Note 5)                  1,235,945                    208,325
 Reports to shareholders      24,798                      5,341
 Professional fees            21,896                      4,698
 Custodian fees               12,332                      2,136
 Trustees' fees and
 expenses                      6,196                        884
 Other                           999                     12,960
 Management fees
 waived by manager          (75,306)                    (27,952)
                         -----------                   ---------
      Total expenses      1,226,860                     206,392
                         ----------                    ---------
       Net investment
        income           43,808,808                   7,204,520
                         ----------                   ----------
Net realized gain
 on investments                 230                      3,533
                         ----------                 -----------
Net increase in net
 assets resulting
 from operations       $43,809,038                  $7,208,053
                      ============                 ============

     The accompanying notes are an integral part of these financial statements.

THE MONEY MARKET PORTFOLIOS

Financial Statements (cont.)

     Statements of Changes in Net Assets for the six months ended December 31, 1996 (unaudited) and the year ended June 30, 1996



                                                                                      The U.S. Government Securities
                                             The Money Market Portfolio                      Money Market Portfolio
                                          Six Months           Year                         Six Months      Year
                                         ended 12/31/96        ended 6/30/9                 ended 12/31/96  ended 6/30/96
                                          --------------      --------------                ---------------  -------------
Increase (decrease) in net assets:
Operations:
 Net investment income........              $  43,808,808        $ 79,011,040                $ 7,204,520       $ 17,554,934
 Net realized gain from security transactions         230                  --                      3,533                683
                                             ------------        -----------                 -----------       ------------
 Net increase in net assets resulting
 from operations..............                 43,809,038          79,011,040                  7,208,053         17,555,617
Distributions to shareholders from
 undistributed net investment income          (43,809,038)a       (79,011,040)                (7,208,053)b      (17,555,617)c
Increase (decrease) in net assets from
 capital share transactions (Note 2)         (18,881,284)         244,510,834                (17,948,096)      (188,953,282)
                                              -----------         -----------                 ----------        -----------
Net increase (decrease) in net assets         (18,881,284         244,510,834                (17,948,096)      (188,953,282)
Net assets (there is no undistributed
 net investment income at beginning or
 end of the period):
  Beginning of period ........               1,550,085,247      1,305,574,413                 285,701,104       474,654,386
                                             -------------      --------------                ------------    --------------
  End of period ..............             $1,531,203,963      $1,550,085,247                $267,753,008      $285,701,104
                                            ==============      ==============               =============    ==============



aDistributions were increased by net realized gain from security transactions of $230.
bDistributions were increased by net realized gain from security transactions of $3,533.
cDistributions were increased by net realized gain from security transactions of $683.
The accompanying notes are an integral part of these financial statements.

THE MONEY MARKET PORTFOLIOS

Notes to Financial Statements (unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

The Money Market Portfolios (Money Market) is a no-load, open-end, diversified management investment company (mutual fund), registered under the Investment Company Act of 1940, as amended. The Money Market has two portfolios (the Portfolios) consisting of The Money Market Portfolio and The U.S. Government Securities Money Market Portfolio. The Portfolios' investment objective is high current income consistent with capital preservation and liquidity. Each of the Portfolios issues a separate series of shares and maintains a totally separate and distinct investment portfolio. The shares of Money Market are issued in private placements and are thus exempt from registration under the Securities Act of 1933.

The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Security Valuation:

Securities in the Portfolios are valued at amortized cost, which approximates value. Each of the Portfolios must maintain a dollar weighted average maturity of 90 days or less and only purchase instruments having remaining maturities of 397 days or less. If the Portfolio has a remaining weighted average maturity of greater than 90 days, the Portfolio will be stated at value based on recorded closing sales on a national securities exchange or, in the absence of a recorded sale, within the range of the most recent quoted bid and asked prices. The trustees have established procedures designed to stabilize, to the extent reasonably possible, each Portfolio's price per share as computed for the purpose of sales and redemptions at $1.00.

b. Income Taxes:

Each Portfolio intends to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to shareholders which will be sufficient to relieve the Portfolios from income and excise taxes. Each Portfolio is treated as a separate entity in the determination of compliance with the Internal Revenue Code.

c. Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification.

d. Investment Income, Expenses and Distributions:

Net investment income includes income, calculated on an accrual basis, and estimated expenses which are accrued daily. The total available for distribution is computed daily and includes the net investment income, plus or minus any gains or losses on security transactions and any changes in unrealized portfolio appreciation or depreciation.

Distributions are normally declared each day the New York Stock Exchange is open for business, equal to the total available for distributions (as defined above), and are payable to shareholders of record as of the close of business that day. Such distributions are automatically reinvested monthly in additional shares of the Portfolio at net asset value.

e. Expense Allocation:

Common expenses incurred by Money Market are allocated among the Portfolios based on the ratio of net assets of each Portfolio to the combined net assets. In all other respects, expenses are charged to each Portfolio as incurred on a specific identification basis.

f. Accounting Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

g. Repurchase Agreements

The Portfolios may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board and/or member banks of the Federal Reserve System.

A repurchase agreement is accounted for as a loan by the Portfolios to the seller, collateralized by underlying U.S. government securities, which are delivered to the Portfolios' custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Portfolios, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 1996, all outstanding repurchase agreements held by the Portfolios had been entered into on that date.

2. TRUST SHARES

At December 31, 1996, there was an unlimited number of $0.01 par value shares of beneficial interest authorized. Transactions in each of the Portfolios' shares at $1.00 per share for the six months ended December 31, 1996 and the year ended June 30, 1996 were as follows:


                                                                      The U.S. Government
                                                      The Money         Securities Money
                                                  Market Portfolio    Market Portfolio
                                                  ----------------    ----------------
Six months ended December 31, 1996
Shares sold...................................  $ 1,875,368,178        $ 547,941,786
Shares issued in reinvestment of distributions       43,810,072            7,208,648
Shares redeemed ..............................   (1,938,059,534)        (573,098,530)
                                                  --------------      ---------------
Net decrease .................................   $  (18,881,284)       $ (17,948,096)
                                                    ============        =============
Year ended June 30, 1996
Shares sold...................................  $ 2,507,821,633        $   824,267,024
Shares issued in reinvestment of distributions       79,019,113             17,555,181
Shares redeemed ..............................   (2,342,329,912)        (1,030,775,487)
                                                  --------------         --------------
Net increase (decrease) ......................  $   244,510,834        $  (188,953,282)
                                                    ============         =============


3. CAPITAL LOSS CARRYOVERS

At June 30, 1996, for tax purposes, The Money Market Portfolio had an accumulated net realized capital loss carryover expiring in year 2002 of $3,790. For tax purposes, the aggregate cost of securities are the same for financial purposes at June 30, 1996.

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales/maturities of securities, including repurchase agreements, for the six months ended December 31, 1996, were as follows:


                                                                           The U.S. Government
                                                           The Money         Securities Money
                                                       Market Portfolio    Market Portfolio
                                                       ----------------    ----------------
Purchases..............................................$36,831,213,679     $30,361,308,906
Sales..................................................$36,850,555,181     $30,379,082,800


5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

a. Management Agreement:

Under the terms of a management agreement, Franklin Advisers, Inc. (Advisers) provides investment advice, administrative services, office space and facilities to the Portfolios, and receives fees computed monthly based on the average daily net assets of the Portfolios during the month. The Portfolios pay fees equal to an annualized rate of 15/100 of 1% of their average daily net assets. For the six months ended December 31, 1996, Advisers agreed in advance to waive management fees for the Portfolios, aggregating $103,258.

b. Other Affiliates and Related Party Transactions:

Certain officers and trustees of the Portfolios are also officers and/or directors of Advisers and Franklin/Templeton Distributors, Inc. (all wholly-owned subsidiaries of Franklin Resources, Inc.), and of the Franklin Money Fund, Institutional Fiduciary Trust, Franklin Templeton Money Fund Trust and Franklin Federal Money Fund.

At December 31, 1996, the shares of The Money Market Portfolio were owned by the following funds:

                                                                                             Percentage of
                                                                                             Outstanding
                                                                            Shares           Shares
                                                                            --------         ------------

Franklin Money Fund........................................              1,217,967,196        79.54%
Institutional Fiduciary Trust - Money Market Portfolio.....                254,807,998        16.64%
Institutional Fiduciary Trust - Franklin Cash Reserves Fund                 51,554,346         3.37%
Franklin Templeton Money Fund Trust - Franklin Templeton Money Fund II       6,874,423         0.45%


At December 31, 1996, the shares of The U.S. Government Securities Money Market Portfolio were owned by the following funds:

                                                                                         Percentage of
                                                                                          Outstanding
                                                                        Shares              Shares
                                                                    -----------           -----------
Institutional Fiduciary Trust - Franklin U.S. Government Securities
 Money Market Portfolio.................................            142,857,653            53.35%
Franklin Federal Money Fund.............................            124,895,355            46.65%




6. FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period by the Portfolios are as follows:

         Per Share Operating Performance            Ratios/Supplemental Data
      ------------------------------------        -----------------------------
                                                                                     Ratio of Net
          Net Asset             Distributions Net Asset       Net Assets Ratio of     Investment
 Year     Value at     Net       From Net      Value at          at End  Expenses      Income
 Ended    Beginning   Investment Investment   End of   Total  of Period  to Average   to Average
June 30,  of Period    Income     Income       Period  Return+(in 000's) Net Assets++ Net Assets

The Money Market      Portfolio

1993*     $1.00       $0.027     $(0.027)      $1.00    2.92%**$ 222,358   0.15%**    3.18%**
1994       1.00        0.033      (0.033)       1.00    3.33     219,189   0.15       3.25
1995       1.00        0.053      (0.053)       1.00    5.46   1,305,574   0.15       5.42
1996       1.00        0.055      (0.055)       1.00    5.66   1,550,085   0.15       5.50
1996***    1.00        0.030      (0.030)       1.00    2.71   1,531,204   0.15**     5.36

The U.S. Government Securities Money Market Portfolio
1993*      1.00        0.021      (0.021)       1.00    2.27**   310,319    0.15**    3.05**
1994       1.00        0.032      (0.032)       1.00    3.25     218,548    0.15      3.20
1995       1.00        0.052      (0.052)       1.00    5.32     474,654    0.15      5.25
1996       1.00        0.054      (0.054)       1.00    5.55     285,701    0.15      5.45
1996***    1.00        0.027      (0.027)       1.00    2.65     267,753    0.15**    5.19

*July 28, 1992 (Effective date of registration) to June 30, 1993.
**Annualized
***For the six months ended December 31, 1996.
+Total return measures the change
in value of an investment over the periods indicated. It is not annualized. It assumes reinvestment of dividends and capital gains at net asset value. ++During the periods indicated, Advisers agreed to waive in advance a portion of its management fees of the Portfolios. Had such action not been taken, the ratios of expenses to average net assets would have been as follows:


                                                    Ratio of
                                                    Expenses
                                                   to Average
                                                   Net Assets
                                                   ----------
                  The Money Market Portfolio
                  1993*............................   0.17%**
                  1994.............................   0.17
                  1995.............................   0.16
                  1996.............................   0.16
                  1996***..........................   0.16**
                  The U.S. Government Securities Money Market
                  Portfolio
                  1993*............................   0.18%**
                  1994.............................   0.17
                  1995.............................   0.16
                  1996.............................   0.17
                  1996***..........................   0.17**